Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved.5 Smart Option Student Loan Historical Performance Data Period ended December 31, 2024 Exhibit 99.2

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 2 CAUTIONARY NOTE AND DISCLAIMER REGARDING FORWARD LOOKING STATEMENTS The following information is current as of December 31, 2024 (unless otherwise noted) and should be read in connection with the most recent periodic report of SLM Corporation filed with the Securities and Exchange Commission (the “SEC”), as updated from time to time by subsequently filed or furnished reports. This Presentation contains “forward-looking statements” and information based on management’s current expectations as of the date of this Presentation. Statements that are not historical facts, including statements about the Company’s beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements. These include, but are not limited to: strategies; goals and assumptions of SLM Corporation and its subsidiaries, collectively or individually as the context requires (the “Company”); the Company’s expectation and ability to execute loan sales and share repurchases; statements regarding future developments surrounding COVID-19 or any other pandemic, including, without limitation, statements regarding the potential impact of any such pandemic on the Company’s business, results of operations, financial condition, and/or cash flows; the Company’s expectation and ability to pay a quarterly cash dividend on our common stock in the future, subject to the approval of our Board of Directors; the Company’s 2025 guidance; the Company’s three-year horizon outlook; the impact of acquisitions we have made or may make in the future; the Company’s projections regarding originations, net charge-offs, non-interest expenses, earnings, balance sheet position, and other metrics; any estimates related to accounting standard changes; and any estimates related to the impact of credit administration practices changes, including the results of simulations or other behavioral observations. Forward-looking statements are subject to risks, uncertainties, assumptions, and other factors, many of which are difficult to predict and generally beyond the control of the Company, which may cause actual results to be materially different from those reflected in such forward-looking statements. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC; the societal, business, and legislative/regulatory impact of pandemics and other public heath crises; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws or regulations; our ability to timely develop new products and services and the acceptance of those products and services by potential and existing customers; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of our allowance for credit losses and the related provision expense; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; the effectiveness of our risk management framework and quantitative models; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of our operating systems or infrastructure, including those of third-party vendors; damage to our reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students, and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of our customers, or any change related thereto; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; rates of prepayments on the loans owned by us; changes in general economic conditions and our ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All oral and written forward-looking statements attributed to the Company are expressly qualified in their entirety by the factors, risks, and uncertainties set forth in the foregoing cautionary statements, and are made only as of the date of this Presentation or, where the statement is oral, as of the date stated. We do not undertake any obligation to update or revise any forward-looking statements to conform to actual results or changes in our expectations, nor to reflect events or circumstances that occur after the date on which such statements were made. In light of these risks, uncertainties, and assumptions, you should not put undue reliance on any forward-looking statements discussed. Any data or other information presented in the following charts is for comparative purposes only and is not to be deemed a part of any offering of securities. Any offering will be made solely through an offering document. Forward-Looking Statements and Disclaimer

Important Information Regarding Historical Loan Performance Data

Securitization and Sales. In August 2014, Sallie Mae Bank sponsored its first private education loan ABS, SMB Private Education Loan Trust 2014-A (the "SMB 2014-A transaction"). Because this transaction occurred prior to the transfer of loan servicing from Navient to Sallie Mae Bank, Sallie Mae Bank acted as master servicer for the transaction and Navient as subservicer, and the loan pool is serviced pursuant to Navient servicing policies. In April 2015 and October 2015, Sallie Mae Bank sponsored securitizations and residual sales, SMB Private Education Loan Trust 2015-A and SMB Private Education Loan Trust 2015-C, respectively. In 2020 and 2021, Sallie Mae Bank sold approximately $3.1 billion and $4.1 billion, respectively, of Private Education Loans to unaffiliated third parties. In 2022, Sallie Mae Bank sold approximately $3.1 billion of Private Education Loans to an unaffiliated third party. In 2023, Sallie Mae Bank sold approximately $3.0 billion of Private Education Loans to an unaffiliated third party. In the first quarter of 2024, Sallie Mae Bank sold approximately $2.0 billion of Private Education Loans to an unaffiliated third party. In the second quarter of 2024, Sallie Mae Bank sold approximately $1.5 billion of Private Education Loans to an unaffiliated third party. Sallie Mae Bank also sponsored on-balance sheet term securitizations as follows:

Date	Transaction	Date	Transaction	Date	Transaction
July 2015	SMB Private Education Loan Trust 2015-B	September 2018	SMB Private Education Loan Trust 2018-C	August 2022	SMB Private Education Loan Trust 2022-C
May 2016	SMB Private Education Loan Trust 2016-A	March 2019	SMB Private Education Loan Trust 2019-A	March 2023	SMB Private Education Loan Trust 2023-A
July 2016	SMB Private Education Loan Trust 2016-B	June 2019	SMB Private Education Loan Trust 2019-B	August 2023	SMB Private Education Loan Trust 2023-C
October 2016	SMB Private Education Loan Trust 2016-C	February 2020	SMB Private Education Loan Trust 2020-A	May 2024	SMB Private Education Loan Trust 2024-C
February 2017	SMB Private Education Loan Trust 2017-A	August 2020	SMB Private Education Loan Trust 2020-B	August 2024	SMB Private Education Loan Trust 2024-E
November 2017	SMB Private Education Loan Trust 2017-B	May 2021	SMB Private Education Loan Trust 2021-B	November 2024	SMB Private Education Loan Trust 2024-F
March 2018	SMB Private Education Loan Trust 2018-A	August 2021	SMB Private Education Loan Trust 2021-D		
June 2018	SMB Private Education Loan Trust 2018-B	November 2021	SMB Private Education Loan Trust 2021-E		

Sallie Mae Bank services the loans in all of the securitizations it has sponsored following the SMB 2014-A transaction.

Types of Smart Option Student Loan Portfolio Data

Smart Option Student Loan Portfolio Data for Sallie Mae Bank Serviced Loans.

Information in this category is presented for loans in the 2015-2024 P&I Repayment Vintages originated under the Smart Option Student Loan program regardless of whether the loan is currently held by an ABS trust or another third party. All loans in this category are serviced by Sallie Mae Bank. Data in this category is used in the tables below under the following headings:

- "30-59 Day Delinquencies as a Percentage of Loans in P&I Repayment;"
- "60-89 Day Delinquencies as a Percentage of Loans in P&I Repayment;"
- "90-plus Day Delinquencies as a Percentage of Loans in P&I Repayment;"
- "Forbearance as a Percentage of Loans in P&I Repayment and Forbearance;"
- "Annualized Gross Defaults as a Percentage of Loans in P&I Repayment;" and
- "Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period."

In relation to cumulative defaults, the Sallie Mae Bank Serviced portfolio data provides insight into gross defaults of the Smart Option Student Loans covered and serviced by Sallie Mae Bank since 2015. We believe historical loan performance data could be representative of the expected performance of Smart Option Student Loans to be included in new Sallie Mae Bank trusts. Sallie Mae Bank generally charges off loans at the end of the month in which they reach 120 days delinquent or otherwise when the loans are classified as a loss by us or our regulator.

In the tables noted below, information is presented for loans originated in 2015-2023 under the Smart Option Student Loan program regardless of whether the loan is currently held by an ABS trust or another third party. All loans in this category are serviced by Sallie Mae Bank. Data in this category is used in the tables below under the following headings:

- "Voluntary Constant Prepayment Rates by Disbursement Vintage and Product;" and
- "Total Constant Prepayment Rates by Disbursement Vintage and Product."

This Smart Option Student Loan portfolio data provides insight into historical prepayment rates specifically of the Smart Option Student Loans covered.
Any data or other information presented in the following charts is for comparative purposes only and is not to be deemed a part of any offering of securities.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved.
3

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 4 Smart Option Serviced Portfolio: 30-59 Day Delinquencies 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 30-59 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2024 (2), (3) Data as of December 31, 2024. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graphs above is based on delinquency bucket period previously used (i.e., 31-60 days). Data for delinquencies occurring Q1 2021 onwards is based on an updated delinquency bucket period (i.e., 30-59 days) to conform with delinquency bucket periods defined by the FFIEC. 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 30-59 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2024 (2), (3) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage SLM Bank 2024 Vintage

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 5 Smart Option Serviced Portfolio: 60-89 Day Delinquencies 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 60-89 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2024 (2), (3) 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 60-89 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2024 (2), (3) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage SLM Bank 2024 Vintage Data as of December 31, 2024. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graphs above is based on delinquency bucket period previously used (i.e., 61-90 days). Data for delinquencies occurring Q1 2021 onwards is based on an updated delinquency bucket period (i.e., 60-89 days) to conform with delinquency bucket periods defined by the FFIEC.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 6 Smart Option Serviced Portfolio: 90+ Day Delinquencies 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 90+ Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2024 (2), (3) 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 90+ Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2024 (2), (3) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage SLM Bank 2024 Vintage Data as of December 31, 2024. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graphs above is based on delinquency bucket period previously used (i.e., 91 days and greater). Data for delinquencies occurring Q1 2021 onwards is based on an updated delinquency bucket period (i.e., 90 days and greater) to conform with delinquency bucket periods defined by the FFIEC.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 7 Smart Option Serviced Portfolio: Forbearance 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 P e rc e n t o f P & I R e p a ym e n t a n d F o rb e a ra n c e B a la n c e Smart Option Student Loans - Serviced Portfolio Forbearance as a % of Loans in P&I Repayment and Forbearance (1), (2), (5) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2024 (3),(4) 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 P e rc e n t o f P & I R e p a ym e n t a n d F o rb e a ra n c e B a la n c e Smart Option Student Loans - Serviced Portfolio Forbearance as a % of Loans in P&I Repayment and Forbearance (1),(2),(5) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2024 (3),(4) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage SLM Bank 2024 Vintage Data as of December 31, 2024 (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) COVID-related disaster forbearance includes activity of current as well as delinquent accounts. (3) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (4) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (5) Includes loans in an extended grace period.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 8 Smart Option Serviced Portfolio: Annualized Gross Defaults Data as of December 31, 2024. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Does not include $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. 0% 2% 4% 6% 8% 10% 12% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio Annualized Gross Defaults (4) as a % of Loans in P&I Repayment(1) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2024 (2), (3) 0% 2% 4% 6% 8% 10% 12% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio Annualized Gross Defaults (4) as a % of Loans in P&I Repayment(1) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2024 (2), (3) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage SLM Bank 2024 Vintage

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 9 Smart Option Vintage Data: Cumulative Gross Default (3) by Loan Type 3.8% 3.3% 3.2% 3.0% 3.2% 2.8% 2.7% 2.8% 2.2% 1.1% 0% 2% 4% 6% 8% 10% 12% 14% 0 1 2 3 4 5 6 7 8 9 C u m u la ti ve D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a ym e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Interest Only Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period (1) 2015⁽²⁾ 2016⁽²⁾ 2017⁽²⁾ 2018⁽²⁾ 2019⁽²⁾ 2020⁽²⁾ 2021⁽²⁾ 2022⁽²⁾ 2023⁽²⁾ 2024⁽²⁾ 7.8% 7.2% 6.6% 5.8% 5.6% 4.5% 4.7% 5.0% 4.1% 0.9% 0% 2% 4% 6% 8% 10% 12% 14% 0 1 2 3 4 5 6 7 8 9 C u m u la ti ve D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a ym e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Fixed Pay Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) 2015⁽²⁾ 2016⁽²⁾ 2017⁽²⁾ 2018⁽²⁾ 2019⁽²⁾ 2020⁽²⁾ 2021⁽²⁾ 2022⁽²⁾ 2023⁽²⁾ 2024⁽²⁾ 12.8% 12.1% 11.8% 11.2% 10.5% 8.9% 9.2% 9.0% 6.1% 0.1% 0% 2% 4% 6% 8% 10% 12% 14% 0 1 2 3 4 5 6 7 8 9 C u m u la ti ve D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a ym e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Deferred Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) 2015⁽²⁾ 2016⁽²⁾ 2017⁽²⁾ 2018⁽²⁾ 2019⁽²⁾ 2020⁽²⁾ 2021⁽²⁾ 2022⁽²⁾ 2023⁽²⁾ 2024⁽²⁾ (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of December 31, 2024. All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were included in an ABS trust. (3) Does not include $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days delinquent because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. The relevant portions of the cumulative amount of those loans are also excluded from the various Interest Only, Fixed Pay, and Deferred tables on this page. Note: Historical trends may not be indicative of future performance. 9.2% 8.5% 8.0% 7.4% 7.1% 5.9% 6.1% 6.1% 4.5% 0.6% 0% 2% 4% 6% 8% 10% 12% 14% 0 1 2 3 4 5 6 7 8 9 C u m u la ti ve D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a ym e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Total Portfolio Cumulative Defaults (3) by P&I Repayment Vintage and Years Since First P&I Repayment Period (1) 2015⁽²⁾ 2016⁽²⁾ 2017⁽²⁾ 2018⁽²⁾ 2019⁽²⁾ 2020⁽²⁾ 2021⁽²⁾ 2022⁽²⁾ 2023⁽²⁾ 2024⁽²⁾

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 10 Smart Option Vintage Data: Voluntary Prepayments Data as of December 31, 2024. (1) Please see pages 18 & 19 for a description and explanation of the data and calculations underlying these charts. (2) Data for all loans from initial disbursement, whether or not scheduled payments are due. Voluntary CPR includes only voluntary prepayments. (3) Loans in a particular annual Disbursement Vintage are disbursed at different times during the Disbursement Vintage year. Prepayment data is not reported for loans in a particular annual Disbursement Vintage until all loans in that annual Disbursement Vintage have been disbursed. Once reporting starts, data reflects prepayments that occurred in a particular period based on the number of months all loans in that annual Disbursement Vintage have been disbursed. For example, in the charts above: (i) prepayment data reported for loans in the 2023 Disbursement Vintage represents prepayments occurring during the first 12 months (i.e., first four quarters) after a loan was disbursed regardless of the month in 2023 during which such loan was disbursed; and (ii) prepayment data for loans in the 2022 Disbursement Vintage represents prepayments occurring during the first 24 months (i.e., first eight quarters) after a loan was disbursed regardless of the month in 2022 during which such loan was disbursed. 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: All Products Voluntary CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Interest Only Voluntary CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Fixed Pay Voluntary CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Deferred Voluntary CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 11 Smart Option Vintage Data: Total Prepayments ► Data as of December 31, 2024. (1) Please see pages 18 & 19 for a description and explanation of the data and calculations underlying these charts. (2) Data for all loans from initial disbursement, whether or not scheduled payments are due. (3) Loans in a particular annual Disbursement Vintage are disbursed at different times during the Disbursement Vintage year. Prepayment data is not reported for loans in a particular annual Disbursement Vintage until all loans in that annual Disbursement Vintage have been disbursed. Once reporting starts, data reflects prepayments that occurred in a particular period based on the number of months all loans in that annual Disbursement Vintage have been disbursed. For example, in the charts above: (i) prepayment data reported for loans in the 2023 Disbursement Vintage represents prepayments occurring during the first 12 months (i.e., first four quarters) after a loan was disbursed regardless of the month in 2023 during which such loan was disbursed; and (ii) prepayment data for loans in the 2022 Disbursement Vintage represents prepayments occurring during the first 24 months (i.e., first eight quarters) after a loan was disbursed regardless of the month in 2022 during which such loan was disbursed. 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: All Products Total CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Fixed Pay Total CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Deferred Total CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Interest Only Total CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 12 Cohort Default Triangles – Smart Option Combined (Interest Only, Fixed Payment & Deferred) (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of December 31, 2024 for Sallie Mae Bank serviced loans only. (3) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (4) Most recent data point for any P&I Repayment Vintage is for a full year. (5) Does not include relevant portion of $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Note: Historical trends may not be indicative of future performance.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 13 Cohort Default Triangles – Smart Option Interest Only (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of December 31, 2024 for Sallie Mae Bank serviced loans only. (3) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (4) Most recent data point for any P&I Repayment Vintage is for a full year. (5) Does not include relevant portion of $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Note: Historical trends may not be indicative of future performance.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 14 Cohort Default Triangles – Smart Option Fixed Payment (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of December 31, 2024 for Sallie Mae Bank serviced loans only. (3) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (4) Most recent data point for any P&I Repayment Vintage is for a full year. (5) Does not include relevant portion of $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Note: Historical trends may not be indicative of future performance.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 15 Cohort Default Triangles – Smart Option Deferred Payment (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of December 31, 2024 for Sallie Mae Bank serviced loans only. (3) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (4) Most recent data point for any P&I Repayment Vintage is for a full year. (5) Does not include relevant portion of $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Note: Historical trends may not be indicative of future performance.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 16 Additional Information

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 17 Smart Option Loan Program: Cohort Default Triangles     o o o   o o o

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 18 Smart Option Loan Program: Prepayment Methodology         

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 19 Smart Option Loan Program: Prepayment Methodology 𝑃𝑟𝑒𝑝𝑎𝑦𝑚𝑒𝑛𝑡 = 𝑃𝑀𝑇 − 𝑆𝑃 𝑆𝑀𝑀 = 𝑃𝑟𝑒𝑝𝑎𝑦𝑚𝑒𝑛𝑡 𝐸𝑋𝑃⁄ 𝑆𝑅 = 1 − 𝑆𝑀𝑀 𝐶𝑃𝑅 = 1 − 𝑆𝑅 𝑤ℎ𝑒𝑟𝑒: 𝑛 = 𝑞𝑢𝑎𝑟𝑡𝑒𝑟 𝑡 = 𝑚𝑜𝑛𝑡ℎ 𝑜𝑓 𝑞𝑢𝑎𝑟𝑡𝑒𝑟